Exhibit 21

Name	Country

@NetHome Co., Ltd.	Japan
Artson System Pty Ltd.	Australia
Asia Television Advertising LLC	USA-Delaware
Asian Television and Communications International LLC	USA-Colorado
Associated SMR, Inc.	USA-Delaware
At Media Sp. z o.o	Poland
Austar Entertainment Pty Ltd.	Australia
Austar Satellite Pty Ltd.	Australia
Austar Satellite Ventures Pty Ltd.	Australia
Austar Services Pty Ltd.	Australia
Austar United Broadband Pty Ltd.	Australia
Austar United Communications Ltd.	Australia
Austar United Holdco I Pty Ltd.	Australia
Austar United Licenceco Pty Ltd.	Australia
Austar United Mobility Pty Ltd.	Australia
Bazuca.com, Chile S.A.	Chile
Bicatobe Investments B.V.	Netherlands
Binan Investments B.V.	Netherlands
Cable Management Ireland Ltd.	Ireland
Cable Net Kobe Ashiya Co., Ltd.	Japan
Cable Net Shimonoseki Co., Ltd.	Japan
Cablecom (Luxembourg) GP Sarl	Luxembourg
Cablecom GmbH	Switzerland
Cablecom Holdings GmbH	Switzerland
Cablecom Kabelkommunikation GmbH	Austria
Cablecom Luxembourg SCA	Luxembourg
CCE Spektrum Holdco Sro	Czech Republic
CCE Spektrum Holding Zrt	Hungary
CCom Holdings (Luxembourg) Sarl	Luxembourg
Century Programming Ventures Corp.	USA-Nevada
Century United Programming Ventures Pty Ltd.	Australia
Ceska programova spolecnost, spol. Sro	Czech Republic
Channel Ginga	Japan
Chello Central Eruope sro	Czech Republic
Chello Central Europe Srl	Romania
Chello Central Europe Zrt	Hungary
Chello Zone Holdings Ltd.	United Kingdom
Chellomedia B.V.	Netherlands
Chellomedia CE Holding Zrt	Hungary
Chellomedia CEE Holdco B.V.	Netherlands
Chellomedia Direct Programming B.V.	Netherlands
Chellomedia Holding III N.V.	Netherlands
Chellomedia Holdings UK II Ltd.	United Kingdom
Chellomedia Priority B.V.	Netherlands
Chellomedia Programming B.V.	Netherlands
Chellomedia Programming Financing B.V.	Netherlands
Chellomedia Programming Financing Holdco B.V.	Netherlands
Chellomedia Programming Financing Holdco II B.V.	Netherlands
Chellomedia Programming Financing Partnership	USA-Delaware
Chellomedia Services Ltd.	United Kingdom
Chippawa Pty Ltd.	Australia
Chorus Communications Ltd.	Ireland
City Cable Net	Japan

Name	Country

City Telecom Kanagawa	Japan
Club Channel Ltd.	United Kingdom
Continental Century Pay TV Pty Ltd.	Australia
CTV Pty Ltd.	Australia
Dovevale Pty Ltd.	Australia
Edogawa Cable TV	Japan
Eisa Finance Pty. Ltd.	Australia
Encore Asia LLC	USA-Colorado
Encore International LLC	USA-Colorado
Europe Acquisition, Inc.	USA-Delaware
Extreme Networks Europe Ltd.	United Kingdom
Filmmuzeum Holdco Zrt	Hungary
Filmmuzeum Zrt	Hungary
FM Holding Kft	Hungary
Focus Sat Romania Srl	Romania
Forcom Net sro	Czech Republic
Golden Cable Vision Ltd.	Ireland
Higashi Osaka Cable TV Co., Ltd.	Japan
Horizon TV Distribution Ltd.	Ireland
Hostbasket NV	Belgium
Iberian Program Services C.V.	Netherlands
Iberian Program Services Holdings B.V.	Netherlands
Ilona Investments Pty Ltd.	Australia
Independent Wireless Cable Ltd.	Ireland
Inode AG	Liechtenstein
Interactive Television Network, Inc.	USA-Colorado
InvestCo Belgian Cable 1 Sarl	Luxembourg
InvestCo Belgian Cable 2 Sarl	Luxembourg
Irish Digital (TT) Holdings Ltd	Ireland
J:COM Chiba Co., Ltd.	Japan
J:COM Finance Co., Ltd.	Japan
J:COM Saitama Co., Ltd.	Japan
J:COM Technologies Co., Ltd.	Japan
J:COM West Co., Ltd.	Japan
Jacolyn Pty Ltd.	Australia
JCOM Fukuoka Co., Ltd.	Japan
J-COM Kanto Co., Ltd.	Japan
J-COM Kita-kyushu Co., Ltd.	Japan
J-COM Sapporo Co., Ltd.	Japan
J-COM Shonan Co., Ltd.	Japan
J-COM Tokyo Co., Ltd.	Japan
JimJam CEE Ltd.	United Kingdom
JimJam TV Ltd.	United Kingdom
J-Sports LLC	USA-Delaware
Jupiter Entertainment	Japan
Jupiter Golf Network Co., Ltd.	Japan
Jupiter Sports, Inc.	Japan
Jupiter Telecommunications Co., Ltd.	Japan
Jupiter Visual Communications	Japan
Jyohoku New Media Co., Ltd	Japan
Kabelova televise Karvina A.S.	Czech Republic
Kansai Multimedia Service Co., Ltd.	Japan
Kidillia Pty Ltd.	Australia
Kitakawachi Cablenet Co., Ltd.	Japan
Labesa Holding B.V.	Netherlands

Name	Country

Latin America Media Distribution S.C.A.	Uruguay
LGI China Holdings B.V.	Netherlands
LGI China Holdings Ltd.	Hong Kong
LGI Holdings, LLC	USA-Delaware
LGI International, Inc.	USA-Delaware
LGI Telenet Holdco BV	Netherlands
LGI Telenet I B.V.	Netherlands
LGI Ventures B.V.	Netherlands
LGI/Sumisho Super Media, LLC	USA-Delaware
LGJ Holdings LLC	USA-Delaware
Liberty Cablevision of Puerto Rico Ltd.	Bermuda
Liberty Chile, Inc.	USA-Colorado
Liberty FA Holdings, Inc.	USA-Delaware
Liberty Global Europe B.V.	Netherlands
Liberty Global Europe Financing B.V.	Netherlands
Liberty Global Europe Investments B.V.	Netherlands
Liberty Global Europe Ltd.	United Kingdom
Liberty Global Europe Management B.V.	Netherlands
Liberty Global Europe N.V.	Netherlands
Liberty Global Europe, Inc.	USA-Delaware
Liberty Global Japan II, LLC	USA-Delaware
Liberty Global Japan LLC	USA-Delaware
Liberty Global Services II, LLC	USA-Colorado
Liberty Global Services, LLC	USA-Colorado
Liberty Holdings Chile, Inc.	USA-Delaware
Liberty Home Shop International, Inc.	USA-Colorado
Liberty International Cable Management, Inc.	USA-Colorado
Liberty Japan MC, LLC	USA-Delaware
Liberty Japan V, Inc.	USA-Delaware
Liberty Japan, Inc.	USA-Delaware
Liberty Jupiter Finance, Inc.	USA-Delaware
Liberty Jupiter VOD, Inc.	USA-Delaware
Liberty Jupiter, Inc.	USA-Delaware
Liberty Latin Programming Ltd.	Cayman Islands
Liberty Media International Holdings, LLC	USA-Delaware
Liberty Movies Australia Pty Limited	Australia
Liberty NC X, Inc.	USA-Delaware
Liberty Programming Australia, Inc.	USA-Colorado
Liberty Programming Japan, LLC	USA-Delaware
Liberty Programming South America, LLC	USA-Colorado
Liberty South America, S.R.L.	Argentina
Liberty UGC Holdings, Inc.	USA-Delaware
Liberty UK Radio, Inc.	USA-Colorado
Liberty Uruguay, Inc.	USA-Delaware
Liberty VIV II, Inc.	USA-Delaware
LMI Japan Management, Inc.	USA-Delaware
LMI Japan MC Holdings, Ltd.	Japan
LMI Programming South America S.A.	Uruguay
LMINT Holdings, LLC	USA-Delaware
Mediatti Communications, Inc.	Japan
Mediatti Tojo	Japan
Minorite Pty Ltd.	Australia
Miyagi Network	Japan
Mojo Productions Kft	Hungary
Multicanal (Spain) Holding SLU	Spain

Name	Country

Multicanal Iberia SLU	Spain
Netfront Information Technology Ltd.	Hong Kong
Nidlo B.V.	Netherlands
NTL Communications (Ireland) Ltd.	Ireland
NTL Irish Networks Ltd.	Ireland
PayTV Co chellomedia S.A. N.V.	Belgium
Plator Holding B.V.	Netherlands
Pramer S.C.A.	Argentina
Priority Holding B.V.	Netherlands
Priority Telecom N.V.	Netherlands
Priority Telecom Netherlands B.V.	Netherlands
Priority Telecom Service Corporation, Inc.	USA-Delaware
Priority Wireless B.V.	Netherlands
Priority Wireless Switzerland AG	Switzerland
Reality TV (China) Ltd.	United Kingdom
Reality TV Latin America S.C.A.	Uruguay
Reality TV USA Ltd.	United Kingdom
Romantica (East) Ltd.	United Kingdom
Romantica Television Srl	Romania
Saturn (NZ) Holding Co. Pty Ltd.	Australia
Selectra Pty Ltd.	Australia
Sitel SA	Switzerland
Sky Vision Ltd.	Hong Kong
Spektrum TV Zrt	Hungary
Studio Company Sp. z o.o	Poland
STV Pty Ltd.	Australia
Suir Nore Relays Ltd.	Ireland
Suita Cable	Japan
Takatsuki Cable Network Co., Ltd.	Japan
Telelavaux SA	Switzerland
Telenet BidCo NV	Belgium
Telenet Communications NV	Belgium
Telenet Group Holding N.V.	Belgium
Telenet NV	Belgium
Telenet Solutions Luxemburg NV	Luxembourg
Telenet Vlaanderen NV	Belgium
TES Wireless sro	Czech Republic
The Horror Channel Ltd.	United Kingdom
TM Lease	Japan
Toyonaka/Ikeda Cablenet Co., Ltd.	Japan
Trnavatel s.r.o.	Slovak Republic
Tsuchiura Cable Television Co., Ltd.	Japan
TV Paprika Holdco Zrt	Hungary
TV Paprika Zrt	Hungary
T-VGAS NV	Belgium
TVP Holding Kft	Hungary
UAP Australia Programming Pty Ltd.	Australia
UIH China Holdings, LLC	USA-Colorado
UIH Philippines Holdings, LLC	USA-Colorado
UIH SFCC Holdings L.P.	USA-Colorado
UIH SFCC II, LLC	USA-Colorado
UIH SFCC LP	USA-Colorado
UIM Aircraft, LLC	USA-Colorado
Unite HoldCo I B.V.	Netherlands
United Artists, B.V.	Netherlands

Name	Country

United Asia/Pacific Communications, LLC	USA-Delaware
United AUN, LLC	USA-Colorado
United Austar Partners	USA-Colorado
United Chile Ventures, Inc.	Cayman Islands
United Chile, LLC	USA-Colorado
United Communications Finance, LLC	USA-Colorado
United DLA Holdings Inc.	USA-Delaware
United Football Broadcasting B.V.	Netherlands
United Latin America Management, LLC	USA-Colorado
United Latin America Programming, LLC	USA-Colorado
United Latin America Ventures Inc.	Cayman Islands
United Latin America, LLC	USA-Colorado
United Management, LLC	USA-Colorado
UnitedGlobalCom, Inc.	USA-Delaware
UPC Austria GmbH	Austria
UPC Austria Services GmbH	Austria
UPC Broadband ECC Services B.V.	Netherlands
UPC Broadband France S.A.S.	France
UPC Broadband France SNC	France
UPC Broadband GmbH	Austria
UPC Broadband Holding B.V.	Netherlands
UPC Broadband Holding Services B.V.	Netherlands
UPC Broadband Ireland B.V.	Netherlands
UPC Broadband Ireland Ltd	Ireland
UPC Broadband N.V.	Netherlands
UPC Broadband Operations B.V.	Netherlands
UPC Broadband Slovakia sro	Slovak Rep.
UPC Broadband UK Limited	United Kingdom
UPC Central Europe Holding B.V.	Netherlands
UPC Ceská republika a.s.	Czech Republic
UPC Chile Holding BV	Netherlands
UPC Communications Ireland Ltd	Ireland
UPC Czech Holding B.V.	Netherlands
UPC Direct Programming II B.V.	Netherlands
UPC Exploitation Holding B.V.	Netherlands
UPC Financing Partnership	USA-Delaware
UPC France Holding B.V.	Netherlands
UPC HoldCo III B.V.	Netherlands
UPC Holding B.V.	Netherlands
UPC Holding II B.V.	Netherlands
UPC Hrvatska d.d.	Croatia
UPC Internet Holding B.V.	Netherlands
UPC Investment Sp. z o.o	Poland
UPC Ireland B.V.	Netherlands
UPC Ljubljanski Kabel d.d.	Slovenia
UPC Magyarorszag Kft	Hungary
UPC Murska Sobota d.d.	Slovenia
UPC Nederland B.V.	Netherlands
UPC Nederland Mobile B.V.	Netherlands
UPC Nederland Services B.V.	Netherlands
UPC Oberöstereich GmbH	Austria
UPC Poland Holding B.V.	Netherlands
UPC Polska Sp. z o.o	Poland
UPC Romania Holding B.V.	Netherlands
UPC Romania Srl	Romania

Name	Country

UPC Rotovz d.d.	Slovenia
UPC Scandinavia Holding B.V.	Netherlands
UPC Slovenia Holding B.V.	Netherlands
UPC Switzerland Holding BV	Netherlands
UPC Tabor d.d.	Slovenia
UPC Telekabel Klagenfurt GmbH	Austria
UPC Telekabel Wien GmbH	Austria
UPC Telekabel-Fernsehnetz Region Baden Betriebe GmbH	Austria
UPC Telekabel-Fernsehnetz Wiener Neustadt Neunkirchen Betriebs GmbH	Austria
UPC Telemach Broadband d.o.o.	Slovenia
UPC Velenje d.d.	Slovenia
UPC Western Europe Holding B.V.	Netherlands
UPC Wireless GmbH	Austria
Video 2000 SA	Switzerland
Vinatech Pty Ltd.	Australia
VTR Banda Ancha S.A.	Chile
VTR Galaxy Chile S.A.	Chile
VTR Global Carrier S.A.	Chile
VTR GlobalCom S.A.	Chile
VTR Ingeniería S.A.	Chile
Westward Cables Ltd.	Ireland
Westward Horizon Ltd	Ireland
Windytide Pty Ltd.	Australia
Wollongong/Microwave Pty Ltd.	Australia
Yokohama TV Corp.	Japan
Zomerwind Holding B.V.	Netherlands
Zone Broadcasting (EMC) Ltd.	United Kingdom
Zone Broadcasting (Maximum Reality) Ltd.	United Kingdom
Zone Broadcasting Showtime (Turkey) Ltd.	United Kingdom
Zone Kids Limited	United Kingdom
Zone Licensing Ltd.	United Kingdom
Zone Media Poland Sp. z o.o	Poland
Zone Studios Srl	Romania
Zone Vision (China) Ltd.	United Kingdom
Zone Vision Trustco Ltd.	United Kingdom
Zonemedia Broadcasting Ltd.	United Kingdom
Zonemedia Czech sro	Czech Republic
Zonemedia Enterprises Ltd.	United Kingdom
Zonemedia Group Ltd.	United Kingdom
Zonemedia Management Ltd.	United Kingdom
Zonemedia Networks Srl	Romania
Zonemedia Studios Ltd.	United Kingdom